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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2006

                                MOVIE STAR, INC.
               (Exact Name of Registrant as Specified in Charter)

          New York                         1-5893                13-5651322
(State or Other Jurisdiction             (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)

    1115 Broadway, New York, New York                               10010
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (212) 684-3400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 28, 2006, Movie Star, Inc. ("Company") entered into an employment agreement with Thomas Rende, pursuant to which Mr. Rende will continue to be employed as the Company's Senior Vice President of Finance and
Chief Financial Officer until December 31, 2009. Mr. Rende's employment agreement provides that he will receive (i) a base salary of $240,000 per year commencing December 1, 2006 until December 31, 2008 and $260,000 per year from
January 1, 2009 until December 31, 2009 and (ii) for each of the fiscal years ending June 30, 2007, 2008, 2009 and 2010 (pro-rated for partial year), a bonus equal to 1.0% of the Company's net income before taxes and before calculation of all bonuses under the Company's 1998 Senior Executive Incentive Plan for such fiscal year, and excluding the expenses that the Company records for accounting purposes as transaction expenses associated with a Significant Acquisition (as defined in the employment agreement) or a proposed Significant Acquisition in accordance with Generally Accepted Accounting Principles ("Net Income") in
excess of $1,200,000 and up to $3,200,000, and equal to 1.25% of Net Income in excess of $3,200,000. The employment agreement also provides that if, during the employment term, Mr. Rende is terminated by the Company without "cause" or either terminates his employment for "good reason" (as such terms are defined in the employment agreement), or if the Company does not continue his employment at the end of the employment term upon substantially similar terms, the Company will be required to pay to him (i) his base salary through the end of the employment term, (ii) any bonus which would have become payable under his employment agreement through the end of the employment term, (iii) the insurance benefits provided in his employment agreement through the end of the employment term, (iv) the sum of $200,000, which shall be paid in equal installments in accordance with the Company's normal payroll procedures, so that the entire
$200,000 shall be received by him by March 15th of the calendar year following the date of termination of employment and (v) medical coverage at the Company's expense for one year commencing on either (a) the last day of the employment term if his employment is terminated during the employment term or (b) the date of termination if his employment is terminated after the end of the employment term.

     On November 28, 2006, the Company amended the employment agreements with each of Melvyn Knigin, its Chief Executive Officer, and Saul Pomerantz, its
Chief Operating Officer, to modify the manner in which their respective bonuses are calculated. The amendment to Mr. Pomerantz's employment agreement also amended certain survivability provisions in connection with continued employment after the end of the employment term.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:

          10.25  Employment Agreement between Movie Star, Inc. and Thomas Rende, dated as of November 28, 2006

          10.26  Amendment, dated as of November 28, 2006, to Employment
                 Agreement between Movie Star, Inc. and Melvyn Knigin, dated
                 October 3, 2006

          10.27  Amendment, dated as of November 28, 2006, to Employment
                 Agreement between Movie Star, Inc. and Saul Pomerantz, dated
                 October 13, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2006                 MOVIE STAR, INC.

                                        By: /s/ Thomas Rende
                                            ------------------------------------
                                            Thomas Rende
                                            Chief Financial Officer
                                            (Principal Financial and Accounting
                                            Officer)

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